UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORGAN STANLEY INSTITUTIONAL FUND TRUST

on behalf of its
Strategic Income Portfolio
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Strategic Income Portfolio (the "Fund"), a series of Morgan Stanley Institutional Fund Trust (the "Trust"), is to be held on August 23, 2019 at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, 3rd Floor, Room N, New York, NY 10036 at 9:00 a.m., Eastern Time.

The Meeting is being held for the following purposes:

1.  To change the Fund's investment objective.

2.  To reclassify the Fund's investment objective as a non-fundamental policy of the Fund.

3.  To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Only shareholders of record of the Fund at the close of business on July 15, 2019, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Fund or any adjournments or postponements thereof.

Mary E. Mullin
Secretary

Dated: July 18, 2019

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 23, 2019:

The Proxy Statement for the Special Meeting of Shareholders is available on the Internet at the website address located on the enclosed Proxy Card.

MORGAN STANLEY INSTITUTIONAL FUND TRUST

on behalf of its
Strategic Income Portfolio
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD
August 23, 2019

This Proxy Statement is furnished by the Board of Trustees (the "Board") of Morgan Stanley Institutional Fund Trust (the "Trust"), in connection with the solicitation of Proxies by the Board for use at a Special Meeting of Shareholders of the Strategic Income Portfolio (the "Fund"), a series of the Trust, to be held on August 23, 2019 (the "Meeting") at 522 Fifth Avenue, 3rd Floor, New York, NY 10036. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card will first be mailed to shareholders of the Fund (the "Shareholders") on or about July 19, 2019. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.

If the enclosed form of proxy for the Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares of beneficial interest with respect to the Fund (collectively, the "Shares") represented by it in accordance with the instructions marked thereon. Properly executed but unmarked proxies submitted by Shareholders will be voted FOR the Proposals. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted) or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. In order to revoke a proxy in person at the Meeting, Shareholders must either submit a subsequent proxy or vote in person and request that their proxy be revoked. Shareholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meeting must obtain a legal proxy from their broker and present it at the Meeting to the inspector of elections.

The Board has fixed the close of business on July 15, 2019 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. On that date, the Fund had 1,036,386.119 Shares outstanding and entitled to vote.

The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Trust or officers and regular employees of Morgan Stanley Investment Management Inc. ("MSIM," "Management" or the "Adviser"), the investment adviser and the administrator for the Fund, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. In addition, the Fund may employ Computershare Inc. (operating through its Computershare Fund Services division), a Delaware Corporation ("CFS"), as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. The transfer agent services for the Fund are currently provided by DST Asset Manager Solutions, Inc.

Shareholders will be able to authorize proxies to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Proxy Statement. The Internet procedures are designed to authenticate a Shareholder's identity to allow Shareholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Shareholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

In certain instances, CFS may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Shareholder. In the event that CFS is retained as proxy solicitor, CFS will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, at an estimated cost of $250, which would be borne by the Fund. Any additional expenses incurred by CFS with respect to the Fund will be paid by the Fund.

The Fund will furnish, without charge, a copy of its Annual Report for its fiscal year ended September 30, 2018 and its Semi-Annual Report for the six-month period ended March 31, 2019 to any Shareholder of the Fund requesting such report. Requests for Annual and/or Semi-Annual Reports should be made in writing to the Fund at Morgan Stanley Institutional Fund Trust c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804, by calling toll-free (800) 548-7786 or by visiting the Adviser's Internet website at www.morganstanley.com/im.

MSIM serves as the Fund's administrator and Adviser and Morgan Stanley Distribution, Inc. ("MSDI") serves as the Fund's distributor. The business address of both MSIM and MSDI is 522 Fifth Avenue, New York, NY 10036. State Street Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

Only one Proxy Statement will be delivered to multiple Shareholders sharing an address, unless the Fund has received contrary instructions. The Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Shareholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Fund that a Shareholder wishes to receive separate copies in the future, should be made in writing to the Fund at Morgan Stanley Institutional Fund Trust c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling toll-free (800) 548-7786. Multiple Shareholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 548-7786.

At a meeting held on June 12-13, 2019, the Board determined that it was in the best interests of the Fund to approve the Proposals. After careful consideration, the Board approved the submission of the Proposals to Shareholders for their approval.

The Board unanimously recommends that you cast your vote "FOR" the Proposals to change the Fund's investment objective and reclassify the investment objective as a non-fundamental policy of the Fund as set forth in this Proxy Statement.

Your vote is important. Please return your Proxy Card promptly no matter how many Shares you own.

PROPOSAL NO. 1

TO CHANGE THE FUND'S INVESTMENT OBJECTIVE

The Board, at a meeting held on June 12-13, 2019, approved amendments to the Fund's investment objective (subject to Shareholder approval) and strategies, among other things, effective on or about October 1, 2019.

Because a change to the Fund's investment objective requires Shareholder approval, the Board approved the changes described herein subject to receiving Shareholder approval of the change in investment objective.

The Investment Company Act of 1940, as amended (the "Investment Company Act"), requires a registered investment company to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as "fundamental" policies. In this case, the Fund's investment objective has been designated a fundamental policy and any change to the investment objective requires Shareholder approval. As a result, the Board is asking Shareholders to approve a change in the Fund's investment objective, which will be coupled with changes to the Fund's investment strategies and the other changes discussed below.

Both Management and the Board believe this change in the Fund's investment objective is in the best interests of the Fund and its Shareholders. In particular, Management and the Board considered that distribution efforts of the Fund would be bolstered by transitioning to an investment objective that focuses on income generation, accompanied by changes to the investment process so as to utilize environmental, social and governance ("ESG") factors as fundamental drivers of credit risk and, in turn, a bond's return. The portfolio management team believes that repositioning the Fund would be a strategic enhancement to the return potential and distribution efforts of the Fund, which could lead to future asset gathering.

Current investment objective:  The Fund "seeks total return comprised of income and capital appreciation."

Proposed investment objective:  The Fund "seeks to maximize current income consistent with the preservation of capital."

The change in the Fund's investment objective (and accompanying strategy changes) will enable the Fund to be both income- and ESG-focused to appeal to, in particular, ESG-oriented investors.

The Fund's portfolio turnover is expected to be approximately 20-40% as a result of the strategy rebalance, subject to market conditions at the time. In connection with the anticipated portfolio turnover, trading costs are expected to be de minimis and will be borne by the Fund as the strategy changes are recommended to enhance the return profile and distribution efforts of the Fund. The Adviser does not anticipate adverse tax consequences as a result of the Fund's portfolio turnover due to the Fund's estimated capital gains and/or losses and current capital loss carryforwards. Associated proxy costs of the proposal will be effectively reimbursed to the Fund by the Adviser through management fee waivers due to the current assets under management of the Fund and current total expense ratio caps in place.

To support the proposed change in the Fund's investment objective, Management has proposed and the Board has approved all of the other changes described below. While these other changes do not require Shareholder approval, the implementation of these other changes is subject to Shareholder approval of the change in the Fund's investment objective.

Revisions to Investment Strategies. The Board has approved changes to the Fund's principal investment strategies. These changes are intended to transition the Fund's investment process, which currently incorporates information about ESG issues via an integrated approach within the portfolio management team's fundamental investment analysis framework, to an investment process that utilizes ESG factors as fundamental drivers of credit risk and, in turn, a bond's return. Although the Fund's risk profile is expected to be substantially similar to its current one, the Fund's adherence to its ESG criteria and application of related analyses when selecting investments may affect the Fund's performance depending on whether such investments are in or out of favor and relative to similar funds that do not adhere to such criteria or apply such analyses. Socially responsible norms differ by country and region, and a company's ESG practices or the Adviser's assessment of such may change over time. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The exclusionary criteria related to the Fund's ESG criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

The Fund will seek to achieve its new investment objective by primarily investing in fixed-income securities that the Fund's Adviser will allocate among asset classes or market segments and which include: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) foreign securities, including emerging market securities, and (5) U.S. government securities and foreign sovereign debt. The Fund may also invest in currency and other derivatives.

The Fund may invest up to 65% of its net assets in any one asset class or market segment. However, the amount of the Fund's assets committed to any one asset class or market segment will fluctuate. The Adviser has the flexibility to select any combination of the aforementioned asset classes or market segments depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain asset classes or market segments and not others. The Fund will invest at least 70% of its net assets in U.S. fixed-income securities and may have no more than 5% of net asset exposure to non-U.S. dollar currencies. The Fund will also invest at least 50% of its net assets in securities rated investment grade. The Fund may invest in securities of any duration; however, the average duration of the Fund will normally vary between zero and six years.

The Fund may invest in fixed-income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in fixed-income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt.

The Fund may invest in fixed-income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed-income securities are often referred to as "high yield securities" or "junk bonds." High yield securities are fixed-income securities rated non-investment grade by a nationally recognized statistical rating organization or, if unrated, considered by the Adviser to be of equivalent quality. In the case of a security that is rated differently by rating agencies, the security will be treated as rated in the highest rating category.

The corporate securities in which the Fund will invest may include fixed-income securities issued by corporations located in or outside of the United States, certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks, commercial paper and convertibles securities.

The Fund's mortgage securities may include agency mortgage-backed securities that are guaranteed by the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac), each a government-sponsored enterprise, or the Government National Mortgage Association (Ginnie Mae), non-agency residential mortgage-backed securities, commercial mortgage-backed securities and various other asset-backed securities.

The Fund may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The Fund may make global, regional and sector allocations to foreign and emerging markets. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Fund may also invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted towards the Fund's exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.

The Adviser employs a value approach toward fixed-income investing. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations.

The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

The Adviser believes that environmental, social and governance ("ESG") factors have the ability to impact the fundamental credit risk of an entity and, in turn, the bond's price. The Fund's investment process incorporates information about ESG issues via an integrated approach within the Adviser's fundamental investment analysis framework. The Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company.

For corporate bonds, the Adviser has a proprietary ESG-scoring methodology that explicitly considers the risks and opportunities ESG factors pose to corporate bonds. By combining third-party ESG data with proprietary sector views, it allows the Adviser to create a unique but scalable approach that works across issuers in the credit space.

From a sovereign perspective, ESG issues are considered within the framework of the Adviser's fundamental country analysis and contribute to the Adviser's view of a country.

Within securitized products, the Adviser's consideration of ESG issues varies by underlying sector. For residential mortgage-backed securities and asset-backed securities, the Adviser primarily focuses on the loan originators' and servicers' best practices. For commercial mortgage-backed securities, the focus is on the underlying commercial properties with particular emphasis on properties with potential environmental issues.

The Fund will not invest in the following:

•  Corporations that generate revenue from the manufacturing or production of tobacco;

•  Corporations that generate revenue from manufacturing or production of landmines or cluster munitions;

•  Corporations that generate revenue from manufacturing or production of firearms;

•  Corporations that generate revenue from the mining of thermal coal or coal fired power generation; or

•  Corporations that primarily generate revenue from the fossil fuel industries, which the Adviser has determined produce a certain level of carbon emissions.

The Fund may invest in green bonds (a debt security that is typically issued to raise capital specifically to support climate-related or environmental projects) issued by companies that would otherwise be subject to fossil fuel exclusions so long as the Adviser has determined that the proceeds will not be used to finance fossil fuel generation capabilities.

In analyzing whether an issuer meets any of the criteria described above, the Adviser may rely upon, among other things, information provided by an independent third party.

Other Changes. In addition, subject to Shareholder approval of the changes to the Fund's investment objective and effective on or about October 1, 2019: (i) the Fund's benchmark will change from the ICE BofAML 3-Month U.S. Treasury Bill Index to the Bloomberg Barclays U.S. Aggregate Index, (ii) the Fund will be managed by Jim Caron, Joseph Mehlman and Gregory Finck and the sub-advisory agreement with Morgan Stanley Investment Management Limited will terminate, (iii) the Fund's contractual advisory fee will be reduced from 0.40% of average daily net assets to 0.32% of average daily net assets and (iv) the Fund's total expense ratio caps will be reduced from 1.00%, 1.35%, 2.10% and 0.95% to 0.60%, 0.95%, 1.70% and 0.57% with respect to Class I, Class A, Class C and Class IS, respectively.

For the foregoing reasons, the Board recommends that you vote "FOR" the Proposal to change the Fund's investment objective.

PROPOSAL NO. 2

TO RECLASSIFY THE FUND'S INVESTMENT OBJECTIVE AS A NON-FUNDAMENTAL POLICY OF THE FUND

The Investment Company Act requires a registered investment company to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as "fundamental" policies. In this case, the Fund's investment objective has been designated a fundamental policy and any change to the investment objective requires Shareholder approval.

In addition, the Fund's investment objective is not required under the Investment Company Act to be among the Fund's fundamental policies. The Board believes that it would be beneficial to the Fund if Shareholders approved reclassifying the Fund's investment objective as a non-fundamental policy of the Fund, which would be able to be changed solely by the Board upon notice duly provided to existing and prospective investors. Changing the Fund's investment objective to a non-fundamental policy would enable the Fund to avoid the costs and delay associated with a future Shareholder meeting, and would permit the Fund, if advisable and subject to Board approval, to respond quickly to a changing regulatory or investment environment. For the reasons described above, the Board is asking Shareholders to approve a change in the Fund's investment objective as described in Proposal No. 1.

For the foregoing reasons, the Board recommends that you vote "FOR" the Proposal to reclassify the Fund's investment objective as a non-fundamental policy of the Fund.

REQUIRED VOTE

Approval of each Proposal requires the approval of the holders of a "majority of the outstanding voting securities" of the Fund which, under the Investment Company Act, means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. The Board has considered various factors and believes that approval of each Proposal is in the best interests of the Fund and its Shareholders. If Proposal No. 1 is not approved by Shareholders, the Fund's current investment objective will remain in effect.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of July 15, 2019, the Trustees and officers of the Trust, as a group, owned less than 1% of any Class of the outstanding shares of beneficial interest of the Fund.

As of July 15, 2019, the following persons or entities owned, of record or beneficially, more than 5% of the shares of any Class of the Fund's outstanding shares of beneficial interest:

Class I	Morgan Stanley Investment Management 750 Seventh Ave., Fl. 12 New York, NY 10019-6835	100.00%
Class A	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	92.87%
Class C	LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	56.73%
	Morgan Stanley Investment Management 750 Seventh Ave., Fl. 12 New York, NY 10019-6835	33.11%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	10.16%
Class IS	Morgan Stanley Investment Management 750 Seventh Ave., Fl. 12 New York, NY 10019-6835	100.00%

ADDITIONAL INFORMATION

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund. In the event that the necessary quorum to transact business or the vote required to approve or reject a Proposal for the Fund is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's Shares present in person or by proxy at the Meeting. In the event a quorum is present at the Meeting but sufficient votes to approve a Proposal is not received, Proxies would be voted in favor of one or more adjournments of the Meeting with respect to the Proposal to permit further solicitation of Proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interests of Shareholders. Pursuant to the Trust's bylaws, the chairman of the Meeting or an officer of the Trust has the power to adjourn the Meeting from time to time.

SHAREHOLDER PROPOSALS

The Trust is not required and does not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the Investment Company Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings of the Trust should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a shareholders' meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder's proposal must be received at the offices of the applicable fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in the proxy materials for a meeting.

Mary E. Mullin
Secretary

Dated: July 18, 2019

Shareholders of the Fund who do not expect to be present at the Meeting and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card and returning it in the enclosed envelope. No postage is required if mailed in the United States.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholders Meeting 522 Fifth Avenue 3rd Floor, Room N New York, NY 10036 on August 23, 2019 Please detach at perforation before mailing. PROXY MORGAN STANLEY INSTITUTIONAL FUND TRUST STRATEGIC INCOME PORTFOLIO SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 23, 2019 This proxy is solicited on behalf of the Board of Trustees of Morgan Stanley Institutional Fund Trust – Strategic Income Portfolio (the “Fund”). The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin, Michael J. Key and Francesca Mead, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Fund, held of record by the undersigned on July 15, 2019 at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, 3rd Floor, Room N, New York, NY 10036, on August 23, 2019 at 9:00 a.m., Eastern Time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 337 - 3 5 0 3 MSF_30769_062119

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on August 23, 2019.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/mor-30769

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT.

		FOR	AGAINST	ABSTAIN
1.	To change the Fund's investment objective.	☐	☐	☐
2.	To reclassify the Fund's investment objective as a non-fundamental policy of the Fund.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX MSF 30769 M XXXXXXXX

MSIFT STRATEGIC INCOME PORTFOLIO CL I

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on **08/23/19 at 09:00 A.M. EDT**

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Make your vote count.

Vote must be received by **08/22/2019** *to be counted.*

→ **1472 0797 1243 0451**

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Vote in person the day of the meeting.

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com:

PROXY STATEMENT

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MSIFT STRATEGIC INCOME PORTFOLIO CL I

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1 and 2

	For	Against	Abstain
1. To change the Fund's investment objective.	☐	☐	☐
2. To reclassify the Fund's investment objective as a non-fundamental policy of the Fund.	☐	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1243 0451 08/23/19 123,456,789,012.00000
617455506 *****ACCOUNT S87253-01S GS2

11

0000215478_1 R1.0.1.18 V10454

Ill I I Ill BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDG£ CORPORATE ISSUER SOLUTIONS PO BOX 1342T_ SUITE 1300 BRENTWOOD. NY 11717 BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD I NY 11717 - Vi5it Call Return thb 1onn Vote in person meeting, po$Uige-Pilid VOTING INSTRUCTIONS As the record holder for your shares. we vvill vote your shares based on your instructions. Please prov:de us w:t11 your voting instruct:ons before thl'> mel?-linQ tf you do not prov1de us with your voting 1nstructiOrlS. we will not votf' your shares If you sign -'nd return this form. we will vote any unmarked items based on the board's recommendations X THIS VOTING INSTRUGION FORM IS VAliD ONLY WHEN SIGNED AND DATED. PlEASE USE BLUE OR BlACK INK AND RETURN ONLY THE BOTTOM PORTION. vote your shares in person. MSIFT STRATEGIC INCOME PORTFOLIO CL APlease check this box if you plan to attend the Meeting and 0 The Board recommends you vote FOR the following proposal (s) 1 and 2For Against Abstain 1. To change the Fund's investment objective.0 0 0 2. To reclassify the Fund's investment objective as a non-fundamental policy of the Fund. 0 0 0 ·NOTE" Such other business es may properly come before the meeting or any adjournment thereof. r ••r.r ••rr••r.r.rr,,,,,,rrr.r ••r 1472 0797 1353 7761 OS/23/19123,456,789,012.00000 Signature [PLEASE SIGN WITHIN BOX) 617'155605iiUUnntACCOUNT S$7253-0lS GS2 The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT MSIFT STRATEGIC INCOME PORTFOLIO CL A THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting 1nstruct1on form because you hold shares 1n the above security. You have the right to vote on proposals bemg presented at the upcom:ng Special Meeting to be held on 08/23/19 at 09:00 A.M. EDT Make your vote count. Vote must be received by 08/22/2019 to be counted. _.,1472 0797 1353 11s1 I m0 lL3l.{&t www.ProxyVote.com 1·800-454·8683in the 'll'n<.:105edthe day of the envelope. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote!

I 1111 Ill BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIOGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T, SUITE 1300 BRENTWOOD, NY 11717 ... 0 ... BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 Return this fonn postage-paid Vote in pe-rson meeting. Visit Call VOTING INSTRUCTIONS As the record holder for your shares, we will vote your hares based on your instructions. Please prov1de us w1th your voting 111Struct10ns belon? the mee-tmg If you do ttot provide us with your vo1ing instructions, we will not vote your shares If you sign ,;n<i rettlrr! this form, we will vote any unmarked items based on the board's recomrnendMions X THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTIOM PORnON. vote your shares in person. :: MSIFT STRATEGIC INCOME PORTFOLIO Cl CPlease che<k this box if you plan to attend the Meeting and 0 The Board recommends you vote FOR the following proposal (s) :1 and 2For Against Abstain 1. To change the Fund's investment objective. 000 2. To reclassify the Funds investment objective as a non-fundamental policy of the Fund0 00 •NOTE• Such other business as may properly come before the meeting or any adjournment thereof. loololoollulololluoooolllolool 1472 0797 1463 507108/23/19123,456,789,012.00000 Signature [PLEASE SIGN WITHIN BOX]Date617455738***'•*ACCOUNT587253-OlS GS2 The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT MSIFT STRATEGIC INCOME PORTFOLIO CL C THIS 15 A VOTING INSTRUCTION FORM. You are receiv1ng this vot1ng 1nstruct1on form because you hold shares 1n the above security_ You h<Jve the right to vote on proposals being presented at the upcom1ng Special Meeting to be held on 08/23/19 at 09:00 A.M.EDT Make your vote count. Vote must be received by 0812212019 to be counted. -...b472 0797 1463 50711 [I]D181 .& www.ProxyVote.com 1-800-454-8683in the en<losedthe day <lf the envelope. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote!

I II I II BROADRIDGE FINANCIAL SOLUTIONS, INC. BROAORIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T, SUITE 1300 BRENTWOOD. NY 11717 BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 HERCEDES WAY EDGEWOOD, NY 11717 Call Vote in periOn the day of the Vi,it Return this fonn in the endosed www.ProxyVote.com 1·800-454-8683 VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shar€'ba ed on your instructions. Pleaprov;de us wrth your voting ins.truoror\s before the meetrng tf you do not provide us with your vming instructions. we will not vote yo-.r shares If you sign .'lnd return this form. we will vote aliy unmarked iterns based on the bcwd's re-commendations X THIS VOTING INSTRUCTION FORM IS VAUD ONLY WHEN SIGNED AND DATED.PlEASE USE BLUE OR BLACK INK AND RETURN ONlY THE BOTTOM PORTION. vote your shareIn person. MSIFT STRATEGIC INCOME PORTFOLIO Cl IS Please check this box If you plan to attend the Meeting and 0 The Board recommends you vote FOR the following proposal {s) :1 and 2For Against Abstain 1. To change the Fund's investment objective. 0 00 2. To reclassify the Fund's investment objective as a non-fundamental policy of the Fund. 000 •NOTE' Such other business as may properly come before the r eeting or any adjournment thereof. I o o lo I o o II o o I olo II1111o olll o I o o I 1472 0797 1573 238108/23/19123}45617891012.00000 Signature [PLEASE SIGN WITHIN BOX]617455860 : i****ACCOUNT$8725O3l·S GS2 The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT MSIFT STRATEGIC INCOME PORTFOLIO CL IS THIS IS A VOTING INSTRUCTION FORM. You are recervrng 1hrs voting instruction form because you hold shares rn the above security_ You have the nght to vote on proposais being presented at the upcom:ng Special Meeting to be held on 08/23/19 at 09:00 A.M. EDT Make your vote count. Vote must be received by 08/22/2019 to be counted. --..11472 0797 1573 23811 -mD181 4l. po5tag paid meeting, envelope. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com.enter the control number above and vote!